PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2017
Property and Equipment, Net

Property and equipment, net, consists of:

December 31,	2017	2016
Land	$820	$820
Buildings and improvements	74,486	71,082
Machinery, vehicles and equipment	76,117	74,640
Furniture and fixtures	15,282	15,090
Computer hardware and software	47,377	42,515

	214,082	204,147
Accumulated depreciation and amortization	(122,884)	(113,645)

	$91,198	$90,502